UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Global Small Cap Fund

Contents

4 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

15 Investment Portfolio

22 Statement of Assets and Liabilities

24 Statement of Operations

25 Statement of Changes in Net Assets

26 Financial Highlights

32 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Information About Your Fund's Expenses

46 Tax Information

47 Advisory Agreement Board Considerations and Fee Evaluation

52 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Process

While the fund may invest in securities of any country, portfolio management generally focuses on countries with developed economies (including the United States). In choosing securities, portfolio management uses a combination of three analytical disciplines:

Bottom-up research. Portfolio management looks for individual companies that it believes have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Portfolio management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Global Small Cap Fund returned 0.70% during the 12-month period ended October 31, 2015, underperforming the 3.34% return of the S&P® Developed SmallCap Index, but outpacing the 0.34% average return for the funds in its Morningstar category, World Stock Funds. The fund also exceeded its peer group average in the three- and 10-year periods ended October 31, 2015.

The past year was characterized by an environment of positive, but slow, global economic growth. While the U.S. economy remained healthy and Europe showed signs of emerging from its recession, these factors were more than offset by worries about the potential for a slowdown in China. Tepid global growth prompted investors to seek companies capable of delivering strong, organic earnings gains independent of economic trends, which led to outperformance for small-cap stocks relative to large caps. Small caps in Europe and Japan performed particularly well, even when the impact of negative currency translation was taken into account. Domestic small companies lagged somewhat, despite the backdrop of improving economic growth and U.S. dollar strength, which may reflect the higher valuations in the U.S. market vs. the rest of the world. Non-Japan Asia also underperformed, as China’s slowing growth — together with the country’s decision to devalue its currency in August — weighed on sentiment throughout the region.

For the fund, the push for increased regulation on the pricing practices of pharmaceutical companies was another notable development of the past year. In September, privately held Turing Pharmaceuticals increased the price of a niche drug by more than 5,000%, prompting a call by U.S. presidential candidate Hillary Clinton for stronger regulation. These events resulted in a sharp sell-off throughout the health care sector in general, and among small-cap pharmaceutical and biotechnology stocks in particular. Many of the fund’s investments in the health care sector were caught up in the sell-off, dampening our performance in the final two months of the period.

Fund Performance

While our primary emphasis is on individual stock selection, country and sector allocations can also have an impact on the fund’s results. During the past year, for instance, the fund was helped by having an overweight position in Europe and a corresponding underweight in North America. At the sector level, the fund benefited from its underweight positions in the poor-performing energy and material segments, both of which were hit hard by the sharp downturn in commodity prices. Overweight positions in the health care, consumer discretionary and consumer staples sectors also aided performance.

On the negative side, we lost some ground through our underweight position in the financial sector. We have held this underweight since the financial crisis of 2008, and it had a positive impact on performance in subsequent years before detracting during the past 12 months ended October 31, 2015. An overweight in the industrials sector also cost us some performance. Many Asian industrial stocks were hurt by their exposure to the slowing Chinese economy, while U.S. industrials were pressured by the combination of the strong U.S. dollar and a high representation of companies with exposure to the energy sector.

"The fund’s positioning reflects our effort to identify attractively valued, fast-growing companies anywhere in the world."

Among individual stocks, the Japanese drugstore operator Kusuri No Aoki Co., Ltd. was the largest positive contributor to performance. The company’s twofold expansion — adding convenience store items and increasing its number of locations — led to a robust earnings gain and attracted increased analyst coverage, fueling a steady increase in its stock price. The fund’s long-standing investment in the U.S. medical-device company Thoratec Corp.* also added value, as the stock rallied substantially in July after receiving a $3.4 billion bid from St. Jude Medical. The German real-estate asset manager Patrizia Immobilien AG also proved to be a steady contributor during the past year. The company benefited from a well-received transition of its business to real-estate property management, as well as from the general strength in the European real-estate market. Our position in Ryanair Holdings PLC, which saw its bottom line boosted by the combination of improved service, an expansion of its routes and the sharp drop in oil prices, was an additional contributor to the fund’s return.

* Not held in the portfolio as of October 31, 2015.

On the negative side, the Netherlands-based aluminum products company Constellium NV* was the largest detractor from the fund’s 12-month results. Our original purchase of the stock was based on the belief that it would benefit from rising end demand for aluminum in the automobile and aerospace markets. In addition, we believed the company’s role as a value-added manufacturer would translate to a relatively low sensitivity to the price of the underlying commodity. However, the company’s decision to purchase a U.S. producer raised its exposure to aluminum prices and caused it to take on more debt, both of which weighed on its performance. We also lost some ground through a position in the natural-foods company SunOpta, Inc., which fell in price after the company announced a bid for a competitor. Pacira Pharmaceuticals, Inc.,* which encountered legal difficulties, and Tune Insurance Malaysia Berhard,* an airline insurer that was pressured by slowing Asian air traffic, were additional detractors from performance.

* Not held in the portfolio as of October 31, 2015.

Outlook and Positioning

The fund’s positioning reflects our effort to identify attractively valued, fast-growing companies anywhere in the world, while taking profits in those where our investment thesis has changed or valuations have become overextended. This approach has led us to hold an underweight position in North America, where we found valuations to be rich in relation to other markets. It’s important to note that although the fund is underweight in North America, we still hold nearly half of the portfolio’s assets in the region given that the relative strength of the U.S. economy has supported favorable growth results for many domestic small-cap stocks. The fund is overweight in Europe, where we continued to find that growth companies were generally trading at more attractive valuations vs. other regions. We reduced the fund’s weighting in Asia, where China’s slowing growth fed through to the results of companies in the surrounding area. Specifically, we lowered our positions in Asian industrial stocks with China exposure, as well as in select financial-sector holdings in the region.

Ten Largest Equity Holdings at October 31, 2015 (17.7% of Net Assets)	Country	Percent
1. United Internet AG Offers Internet access services	Germany	2.2%
2. Providence Service Corp. Provides privatized family social services	United States	2.1%
3. Flamel Technologies SA Developer of controlled release pharmaceuticals	France	1.9%
4. Babcock International Group PLC Offers support services to public sector institutions	United Kingdom	1.9%
5. Ryanair Holdings PLC Provides low-fare passenger airline services to destinations in Europe	Ireland	1.9%
6. Nippon Seiki Co., Ltd. Manufactures instrument panels for automobiles, motorcycles, boats, farm tractors and construction machines	Japan	1.7%
7. Kusuri No Aoki Co., Ltd. Operates a drug store chain	Japan	1.6%
8. Middleby Corp. Designs, manufactures, markets and services a broad line of equipment for use in cooking and preparing food	United States	1.6%
9. Casey's General Stores, Inc. Operates convenience stores in the Midwest	United States	1.4%
10. Patrizia Immobilien AG Real estate management	Germany	1.4%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

On a sector basis, we found the most compelling bottom-up opportunities in the health care and consumer staples sectors, but we held underweights in financials, materials and utilities. In terms of shifts, we made the largest increases to the fund’s positions in the information technology and consumer discretionary sectors, while reducing its weightings in industrials and energy. We also increased the fund’s position in U.S. bank stocks that we believed were poised to benefit from the relative strength of the nation’s economy and the potential for a steepening yield curve. We elected to reduce the fund’s exposure to the biotechnology sector, where risks appeared to be rising amid the potential for more stringent regulations on drug pricing.

Although increased market volatility has weighed on sentiment in recent months, we believe small-cap stocks remain well-supported by earnings growth, particularly within the small-cap space. In addition, low global interest rates provide a firm underpinning for valuations as well as fuel for increased merger and acquisition activity. We would also note that lower oil prices are a tailwind for many companies held in the fund, since the majority of our holdings can benefit from the reduced input cost. With this as background, we maintain our steady approach of investing in companies that we believe can continue to excel by virtue of their healthy organic growth.

Portfolio Manager

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equities: New York.

— BS, Carlson School of Management, University of Minnesota.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Developed SmallCap Index tracks the performance of small-capitalization stocks in 22 countries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar World Stock Funds category represents international funds having more than 20% of stocks invested in the United States.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	0.70%	7.35%	6.12%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.09%	6.09%	5.49%
S&P® Developed SmallCap Index†	3.34%	10.23%	7.39%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.05%	6.54%	5.31%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–2.77%	6.38%	5.31%
S&P® Developed SmallCap Index†	3.34%	10.23%	7.39%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.02%	6.56%	5.33%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.02%	6.56%	5.33%
S&P® Developed SmallCap Index†	3.34%	10.23%	7.39%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/15
No Sales Charges		0.98%	–2.63%
S&P® Developed SmallCap Index†		3.34%	–0.75%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.97%	7.65%	6.42%
S&P® Developed SmallCap Index†	3.34%	10.23%	7.39%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 10/31/15
No Sales Charges	1.05%	7.74%	6.49%
S&P® Developed SmallCap Index†	3.34%	10.23%	7.42%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.53%, 2.34%, 2.26%, 1.13%, 1.25% and 1.17% for Class A, Class B, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Small Cap Fund — Class A ■ S&P Developed SmallCap Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through October 31, 2015, which is based on the performance period of the life of Class R6.

** Institutional Class shares commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through October 31, 2015, which is based on the performance period of the life of Institutional Class.

† The S&P® Developed SmallCap comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P® Global BMI, a comprehensive, rules-based index measuring global stock market performance.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/15	$ 39.46	$ 33.85	$ 34.16	$ 40.97	$ 41.01	$ 41.02
10/31/14	$ 42.94	$ 37.34	$ 37.64	$ 44.52	$ 44.51	$ 44.53
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .30	$ —	$ —	$ .48	$ .43	$ .47
Capital Gain Distributions, Twelve Months	$ 3.44	$ 3.44	$ 3.44	$ 3.44	$ 3.44	$ 3.44

Investment Portfolio as of October 31, 2015

	Shares	Value ($)

Common Stocks 94.8%
Australia 1.3%
Austal Ltd.	1,687,050	2,746,664
G8 Education Ltd. (a)	1,561,186	3,337,537
(Cost $6,779,868)		6,084,201
Bermuda 1.0%
Lazard Ltd. "A" (Cost $2,907,033)	108,642	5,032,298
Canada 1.8%
Quebecor, Inc. "B"	237,354	5,588,964
SunOpta, Inc.*	573,367	3,084,715
(Cost $10,482,086)		8,673,679
China 0.6%
Minth Group Ltd. (Cost $440,474)	1,340,905	2,775,897
Finland 1.0%
Cramo Oyj (Cost $5,515,350)	258,886	4,762,330
France 3.3%
Flamel Technologies SA (ADR)*	580,010	9,500,564
JC Decaux SA	123,880	5,045,201
Parrot SA*	36,075	1,634,779
(Cost $11,070,806)		16,180,544
Germany 6.1%
M.A.X. Automation AG	524,741	2,989,023
Patrizia Immobilien AG*	246,249	6,769,638
Rational AG	12,749	5,062,398
United Internet AG (Registered)	211,249	10,982,651
VIB Vermoegen AG	213,822	4,103,341
(Cost $11,125,413)		29,907,051
Hong Kong 2.5%
K Wah International Holdings Ltd.	8,061,996	3,485,585
Playmates Toys Ltd.	3,708,193	778,189
REXLot Holdings Ltd. (a)	42,824,140	1,809,741
Techtronic Industries Co., Ltd.	1,735,619	6,338,243
(Cost $8,149,018)		12,411,758
India 0.9%
WNS Holdings Ltd. (ADR)* (Cost $3,692,093)	126,691	4,316,362
Indonesia 0.3%
PT Arwana Citramulia Tbk (Cost $3,162,224)	45,700,663	1,451,511
Ireland 4.3%
Greencore Group PLC	1,226,719	5,708,059
Paddy Power PLC	53,544	6,194,147
Ryanair Holdings PLC	597,812	8,874,693
(Cost $7,906,846)		20,776,899
Italy 1.4%
Prysmian SpA	236,424	5,102,161
Telit Communications PLC*	407,019	1,557,601
(Cost $6,410,907)		6,659,762
Japan 8.8%
Ai Holdings Corp.	246,742	6,004,716
Avex Group Holdings, Inc.	199,335	2,351,072
Kusuri No Aoki Co., Ltd.	163,060	7,776,360
MISUMI Group, Inc.	311,802	4,072,034
Nippon Seiki Co., Ltd.	386,552	8,113,019
Topcon Corp. (a)	266,500	3,855,313
United Arrows Ltd.	105,569	4,539,370
Universal Entertainment Corp.	185,731	3,369,157
UT Group Co., Ltd.*	491,170	2,690,506
(Cost $27,561,328)		42,771,547
Korea 0.4%
Suprema, Inc.* (Cost $2,110,743)	102,715	1,860,502
Malaysia 1.7%
Hartalega Holdings Bhd.	1,172,472	1,423,104
Nirvana Asia Ltd. 144A	13,726,038	4,090,928
Tune Protect Group Bhd.	7,997,762	2,618,664
(Cost $9,568,903)		8,132,696
Netherlands 2.5%
Brunel International NV	200,443	3,773,991
Core Laboratories NV (a)	33,200	3,862,156
SBM Offshore NV*	339,862	4,673,616
(Cost $11,327,052)		12,309,763
Panama 0.9%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $4,073,310)	167,403	4,524,903
Philippines 0.6%
Alliance Global Group, Inc. (Cost $2,601,660)	7,939,513	3,097,472
Singapore 0.3%
Lian Beng Group Ltd. (Cost $1,266,304)	4,139,506	1,564,925
Sweden 0.8%
Nobina AB 144A* (Cost $4,097,232)	978,672	3,917,643
Switzerland 0.8%
Dufry AG (Registered)* (Cost $3,979,533)	33,585	3,940,432
Thailand 0.1%
Malee Sampran PCL (Foreign Registered) (Cost $753,783)	786,626	674,551
United Kingdom 11.9%
Arrow Global Group PLC	1,364,484	5,237,684
Babcock International Group PLC	624,229	9,284,906
Clinigen Healthcare Ltd.	488,362	4,754,301
Crest Nicholson Holdings PLC	708,589	5,926,537
Domino's Pizza Group PLC	354,609	5,965,134
Hargreaves Lansdown PLC	253,037	5,631,326
Howden Joinery Group PLC	829,759	5,924,746
Jardine Lloyd Thompson Group PLC	209,841	3,066,065
Nanoco Group PLC*	977,771	734,824
Polypipe Group PLC	1,124,037	5,458,366
Rotork PLC	853,000	2,467,114
Spirax-Sarco Engineering PLC	78,205	3,672,383
(Cost $40,785,407)		58,123,386
United States 41.5%
Advance Auto Parts, Inc.	30,475	6,047,154
Affiliated Managers Group, Inc.*	28,635	5,161,745
Altra Industrial Motion Corp.	19,633	519,489
AZZ, Inc.	77,612	4,294,272
Berry Plastics Group, Inc.*	116,850	3,914,475
Cardtronics, Inc.*	137,472	4,742,784
Casey's General Stores, Inc.	63,973	6,795,212
Cognex Corp.	85,004	3,196,150
Del Taco Restaurants, Inc.* (a)	252,100	2,957,133
Diamondback Energy, Inc.*	34,467	2,545,043
DigitalGlobe, Inc.*	138,892	2,073,658
Encore Capital Group, Inc.* (a)	73,224	2,980,217
FCB Financial Holdings, Inc. "A"*	69,281	2,463,632
Fox Factory Holding Corp.*	298,969	5,306,700
Gentherm, Inc.*	127,614	6,273,504
Hain Celestial Group, Inc.*	64,820	3,231,277
Jack in the Box, Inc.	65,128	4,853,990
Jarden Corp.*	90,973	4,075,590
Kindred Healthcare, Inc.	212,209	2,843,601
Knowles Corp.* (a)	236,550	3,940,923
Leucadia National Corp. (a)	185,201	3,705,872
Ligand Pharmaceuticals, Inc.* (a)	31,072	2,807,355
Matador Resources Co.* (a)	127,607	3,280,776
MAXIMUS, Inc.	69,202	4,719,576
Middleby Corp.*	64,893	7,588,587
Molina Healthcare, Inc.* (a)	79,730	4,943,260
Neurocrine Biosciences, Inc.* (a)	28,993	1,423,266
NxStage Medical, Inc.*	154,296	2,578,286
On Assignment, Inc.*	30,600	1,380,366
Orexigen Therapeutics, Inc.* (a)	422,100	1,283,184
Pacira Pharmaceuticals, Inc.* (a)	85,568	4,274,122
PAREXEL International Corp.*	76,632	4,837,012
Primoris Services Corp. (a)	295,964	5,895,603
Providence Service Corp.*	183,650	9,485,522
Retrophin, Inc.*	199,650	3,819,305
Roadrunner Transportation Systems, Inc.*	154,498	1,643,859
Sinclair Broadcast Group, Inc. "A" (a)	173,377	5,203,044
South State Corp.	30,368	2,353,520
Super Micro Computer, Inc.* (a)	94,001	2,651,768
Tenneco, Inc.*	84,901	4,804,548
The WhiteWave Foods Co.*	143,062	5,862,681
TiVo, Inc.*	349,302	3,171,662
TriNet Group, Inc.* (a)	132,740	2,519,405
Tristate Capital Holdings, Inc.*	250,763	3,132,030
Urban Outfitters, Inc.* (a)	107,611	3,077,675
VeriFone Systems, Inc.*	134,542	4,055,096
WABCO Holdings, Inc.*	60,051	6,739,524
WEX, Inc.*	30,999	2,787,120
Zeltiq Aesthetics, Inc.*	191,981	6,477,439
Zions Bancorp. (a)	150,723	4,336,301
Zoe's Kitchen, Inc.* (a)	91,975	3,166,699
(Cost $161,252,402)		202,221,012
Total Common Stocks (Cost $347,019,775)		462,171,124

Convertible Preferred Stock 0.2%
United States
Providence Service Corp., 5.5% (Cost $707,500)	7,075	916,308

Rights 0.1%
Ireland 0.0%
Ryanair Holdings PLC* (Cost $199,192)	613,141	198,362
United States 0.1%
Furiex Pharmaceuticals, Inc.* (Cost $388,367)	39,751	388,367
Total Rights (Cost $587,559)		586,729

Securities Lending Collateral 11.9%
Daily Assets Fund, 0.17% (b) (c) (Cost $58,103,618)	58,103,618	58,103,618

Cash Equivalents 4.9%
Central Cash Management Fund, 0.12% (b) (Cost $23,717,121)	23,717,121	23,717,121

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $430,135,573)†	111.9	545,494,900
Other Assets and Liabilities, Net	(11.9)	(57,813,752)
Net Assets	100.0	487,681,148

* Non-income producing security.

† The cost for federal income tax purposes was $436,451,379. At October 31, 2015, net unrealized appreciation for all securities based on tax cost was $109,043,521. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $138,239,330 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,195,809.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $54,625,911, which is 11.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 6,084,201	$ —	$ 6,084,201
Bermuda	5,032,298	—	—	5,032,298
Canada	8,673,679	—	—	8,673,679
China	—	2,775,897	—	2,775,897
Finland	—	4,762,330	—	4,762,330
France	9,500,564	6,679,980	—	16,180,544
Germany	—	29,907,051	—	29,907,051
Hong Kong	—	10,602,017	1,809,741	12,411,758
India	4,316,362	—	—	4,316,362
Indonesia	—	1,451,511	—	1,451,511
Ireland	—	20,776,899	—	20,776,899
Italy	—	6,659,762	—	6,659,762
Japan	—	42,771,547	—	42,771,547
Korea	—	1,860,502	—	1,860,502
Malaysia	—	8,132,696	—	8,132,696
Netherlands	3,862,156	8,447,607	—	12,309,763
Panama	4,524,903	—	—	4,524,903
Philippines	—	3,097,472	—	3,097,472
Singapore	—	1,564,925	—	1,564,925
Sweden	—	3,917,643	—	3,917,643
Switzerland	—	3,940,432	—	3,940,432
Thailand	—	674,551	—	674,551
United Kingdom	—	58,123,386	—	58,123,386
United States	202,221,012	—	—	202,221,012
Convertible Preferred Stock	—	—	916,308	916,308
Rights	198,362	—	388,367	586,729
Short-Term Investments (d)	81,820,739	—	—	81,820,739
Total	$ 320,150,075	$ 222,230,409	$ 3,114,416	$ 545,494,900

During the year ended October 31, 2015, the amount of transfers between Level 2 and Level 3 was $6,302,521. The security was halted on the exchange and is valued in accordance with procedures approved by the Board. A significant difference between the value and the price of the security once it resumes trading on the securities exchange could have a material change in the fair value measurement.

Transfers between price levels are recognized at the beginning of the reporting period.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $348,314,834) — including $54,625,911 of securities loaned	$ 463,674,161
Investment in Daily Assets Fund (cost $58,103,618)*	58,103,618
Investment in Central Cash Management Fund (cost $23,717,121)	23,717,121
Total investments in securities, at value (cost $430,135,573)	545,494,900
Foreign currency, at value (cost $338,926)	338,184
Receivable for investments sold	1,249,827
Receivable for Fund shares sold	242,409
Dividends receivable	337,632
Interest receivable	56,774
Foreign taxes recoverable	197,444
Other assets	44,731
Total assets	547,961,901
Liabilities
Payable upon return of securities loaned	58,103,618
Payable for investments purchased	1,112,652
Payable for Fund shares redeemed	294,507
Accrued management fee	335,702
Accrued Directors' fees	6,477
Other accrued expenses and payables	427,797
Total liabilities	60,280,753
Net assets, at value	$ 487,681,148
Net Assets Consists of
Distributions in excess of net investment income	(4,592,714)
Net unrealized appreciation (depreciation) on: Investments	115,359,327
Foreign currency	(22,623)
Accumulated net realized gain (loss)	25,726,666
Paid-in capital	351,210,492
Net assets, at value	$ 487,681,148

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($102,779,597 ÷ 2,604,939 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 39.46
Maximum offering price per share (100 ÷ 94.25 of $39.46)	$ 41.87

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($332,886 ÷ 9,833 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 33.85

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,760,457 ÷ 490,687 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 34.16
Class R6 Net Asset Value, offering and redemption price(a) per share ($784,681 ÷ 19,152 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 40.97
Class S Net Asset Value, offering and redemption price(a) per share ($341,011,112 ÷ 8,316,221 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 41.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($26,012,415 ÷ 634,157 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 41.02

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $207,159)	$ 6,784,386
Income distributions — Central Cash Management Fund	14,113
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	219,903
Total income	7,018,402
Expenses: Management fee	4,659,401
Administration fee	510,174
Services to shareholders	828,559
Distribution and service fees	458,402
Custodian fee	110,509
Professional fees	104,322
Reports to shareholders	81,456
Registration fees	107,717
Directors' fees and expenses	21,701
Other	40,090
Total expenses before expense reductions	6,922,331
Expense reductions	(47,383)
Total expenses after expense reductions	6,874,948
Net investment income (loss)	143,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	27,738,873
Foreign currency	(118,252)
27,620,621
Change in net unrealized appreciation (depreciation) on: Investments	(24,642,614)
Foreign currency	3,924
(24,638,690)
Net gain (loss)	2,981,931
Net increase (decrease) in net assets resulting from operations	$ 3,125,385

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income (loss)	$ 143,454	$ (519,001)
Net realized gain (loss)	27,620,621	37,978,107
Change in net unrealized appreciation (depreciation)	(24,638,690)	(34,159,022)
Net increase (decrease) in net assets resulting from operations	3,125,385	3,300,084
Distributions to shareholders from: Net investment income: Class A	(807,163)	(376,710)
Class R6	(103)	—
Class S	(3,182,292)	(1,847,245)
Institutional Class	(317,079)	(170,224)
Net realized gains: Class A	(9,421,462)	(11,822,304)
Class B	(100,556)	(248,404)
Class C	(1,701,710)	(1,732,989)
Class R6	(743)	—
Class S	(25,250,881)	(29,140,906)
Institutional Class	(2,347,764)	(2,460,744)
Total distributions	(43,129,753)	(47,799,526)
Fund share transactions: Proceeds from shares sold	100,294,821	145,888,680
Reinvestment of distributions	41,550,136	45,613,800
Payments for shares redeemed	(119,710,004)	(156,912,159)
Redemption fees	1,256	4,541
Net increase (decrease) in net assets from Fund share transactions	22,136,209	34,594,862
Increase (decrease) in net assets	(17,868,159)	(9,904,580)
Net assets at beginning of period	505,549,307	515,453,887
Net assets at end of period (including distributions in excess of net investment income of $4,592,714 and $2,067,944, respectively)	$ 487,681,148	$ 505,549,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 42.94	$ 46.93	$ 37.08	$ 36.72	$ 36.63
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.13)	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss)	.33	.51	12.15	1.24	.41
Total from investment operations	.26	.38	12.14	1.21	.40
Less distributions from: Net investment income	(.30)	(.14)	—	(.23)	(.31)
Net realized gains	(3.44)	(4.23)	(2.29)	(.62)	—
Total distributions	(3.74)	(4.37)	(2.29)	(.85)	(.31)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 39.46	$ 42.94	$ 46.93	$ 37.08	$ 36.72
Total Return (%)[b]	.70[c]	.63[c]	34.54[c]	3.48[c]	1.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103	120	131	95	110
Ratio of expenses before expense reductions (%)	1.53	1.53	1.55	1.58	1.57
Ratio of expenses after expense reductions (%)	1.52	1.52	1.52	1.51	1.57
Ratio of net investment income (loss) (%)	(.17)	(.28)	(.01)	(.09)	(.01)
Portfolio turnover rate (%)	32	38	40	33	36

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 37.34	$ 41.53	$ 33.30	$ 33.08	$ 32.99
Income (loss) from investment operations: Net investment income (loss)[a]	(.36)	(.45)	(.27)	(.29)	(.29)
Net realized and unrealized gain (loss)	.31	.49	10.79	1.13	.38
Total from investment operations	(.05)	.04	10.52	.84	.09
Less distributions from: Net realized gains	(3.44)	(4.23)	(2.29)	(.62)	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 33.85	$ 37.34	$ 41.53	$ 33.30	$ 33.08
Total Return (%)[b]	(.05)[c]	(.15)[c]	33.54[c]	2.68[c]	.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	1	3	4	6
Ratio of expenses before expense reductions (%)	2.42	2.34	2.38	2.39	2.37
Ratio of expenses after expense reductions (%)	2.28	2.28	2.27	2.26	2.37
Ratio of net investment income (loss) (%)	(1.02)	(1.13)	(.75)	(.90)	(.83)
Portfolio turnover rate (%)	32	38	40	33	36

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 37.64	$ 41.82	$ 33.51	$33.28	$33.18
Income (loss) from investment operations: Net investment income (loss)[a]	(.33)	(.39)	(.28)	(.28)	(.26)
Net realized and unrealized gain (loss)	.29	.44	10.88	1.13	.37
Total from investment operations	(.04)	.05	10.60	.85	.11
Less distributions from: Net investment income	—	—	—	—	(.01)
Net realized gains	(3.44)	(4.23)	(2.29)	(.62)	—
Total distributions	(3.44)	(4.23)	(2.29)	(.62)	(.01)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 34.16	$ 37.64	$ 41.82	$ 33.51	$ 33.28
Total Return (%)[b]	(.02)[c]	(.12)[c]	33.57[c]	2.69[c]	.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	19	17	13	17
Ratio of expenses before expense reductions (%)	2.30	2.26	2.32	2.34	2.32
Ratio of expenses after expense reductions (%)	2.27	2.26	2.27	2.26	2.32
Ratio of net investment income (loss) (%)	(.92)	(.99)	(.76)	(.87)	(.75)
Portfolio turnover rate (%)	32	38	40	33	36

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R6	Year Ended 10/31/15	Period Ended 10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$ 44.52	$ 46.39
Income (loss) from investment operations: Net investment income (loss)[b]	.39	.06
Net realized and unrealized gain (loss)	(.02)[c]	(1.93)
Total from investment operations	.37	(1.87)
Less distributions from: Net investment income	(.48)	—
Net realized gains	(3.44)	—
Total distributions	(3.92)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 40.97	$ 44.52
Total Return (%)	.98[d]	(4.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	785	10
Ratio of expenses before expense reductions (%)	1.19	1.13*
Ratio of expenses after expense reductions (%)	1.17	1.13*
Ratio of net investment income (loss) (%)	1.00	.78*
Portfolio turnover rate (%)	32	38[e]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Due to the timing of subscriptions and redemptions in relation to the operating results of the Fund, the amount shown does not correspond with the aggregate net gain on investments during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 44.51	$ 48.50	$ 38.17	$37.82	$37.74
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.00*	.11	.06	.12
Net realized and unrealized gain (loss)	.31	.51	12.54	1.27	.43
Total from investment operations	.37	.51	12.65	1.33	.55
Less distributions from: Net investment income	(.43)	(.27)	(.03)	(.36)	(.47)
Net realized gains	(3.44)	(4.23)	(2.29)	(.62)	—
Total distributions	(3.87)	(4.50)	(2.32)	(.98)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 41.01	$ 44.51	$ 48.50	$ 38.17	$ 37.82
Total Return (%)	.97[b]	.90[b]	34.92[b]	3.73[b]	1.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	341	334	338	270	291
Ratio of expenses before expense reductions (%)	1.26	1.25	1.25	1.27	1.25
Ratio of expenses after expense reductions (%)	1.26	1.24	1.25	1.26	1.25
Ratio of net investment income (loss) (%)	.13	.01	.26	.17	.31
Portfolio turnover rate (%)	32	38	40	33	36
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 44.53	$ 48.51	$ 38.19	$ 37.85	$ 37.80
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.05	.10	.15	.23
Net realized and unrealized gain (loss)	.33	.49	12.58	1.22	.35
Total from investment operations	.40	.54	12.68	1.37	.58
Less distributions from: Net investment income	(.47)	(.29)	(.07)	(.41)	(.53)
Net realized gains	(3.44)	(4.23)	(2.29)	(.62)	—
Total distributions	(3.91)	(4.52)	(2.36)	(1.03)	(.53)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 41.02	$ 44.53	$ 48.51	$ 38.19	$ 37.85
Total Return (%)	1.05[b]	.98	35.02	3.85	1.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	31	28	6	2
Ratio of expenses before expense reductions (%)	1.19	1.17	1.21	1.16	1.14
Ratio of expenses after expense reductions (%)	1.19	1.17	1.21	1.16	1.14
Ratio of net investment income (loss) (%)	.16	.10	.23	.41	.57
Portfolio turnover rate (%)	32	38	40	33	36
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Small Cap Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Prior to August 20, 2015, Deutsche Bank AG served as security lending agent for the Fund. Effective August 20, 2015, Brown Brothers Harriman & Co. serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$ 27,449,758
Net unrealized appreciation (depreciation) on investments	$ 109,043,521

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 4,295,709	$ 3,774,738
Distributions from long-term capital gains	$ 38,834,044	$ 44,024,788

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $158,987,486 and $192,381,861, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Over $1 billion of such net assets	.815%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.91% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.53%
Class B	2.28%
Class C	2.28%
Class R6	1.28%
Class S	1.28%
Institutional Class	1.28%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.46%
Class B	2.21%
Class C	2.21%
Class R6	1.21%
Class S	1.21%
Institutional Class	1.21%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 8,153
Class B	1,152
Class C	4,252
Class R6	8
Class S	33,447
Institutional Class	371
$ 47,383

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $510,174, of which $41,401 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 109,502	$ 13,711
Class B	2,312	320
Class C	12,515	1,350
Class R6	26	4
Class S	167,255	26,281
Institutional Class	2,214	380
	$ 293,824	$ 42,046

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 5,931	$ 221
Class C	134,441	10,572
	$ 140,372	$ 10,793

In addition DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 271,399	$ 43,831.24%
Class B	1,907	160.24%
Class C	44,724	7,079.25%
	$ 318,030	$ 51,070

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015, aggregated $6,279.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $645 and $2,600, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $275 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,308, of which $7,687 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG was the lending agent for the period from November 1, 2014 to August 19, 2015. Effective August 20, 2015, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $12,823.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	302,845	$ 12,423,446	709,318	$ 31,868,459
Class B	89	3,245	1,254	49,323
Class C	111,580	3,987,289	184,836	7,335,255
Class R6	18,916	780,830	216*	10,000*
Class S	1,847,462	78,517,461	1,732,052	80,619,623
Institutional Class	109,113	4,582,550	558,777	26,006,020
		$ 100,294,821		$ 145,888,680
Shares issued to shareholders in reinvestment of distributions
Class A	258,149	$ 10,044,579	273,285	$ 11,956,329
Class B	2,993	100,556	6,302	241,354
Class C	47,261	1,602,152	41,601	1,605,399
Class R6	21	846	—	—
Class S	672,691	27,137,160	645,045	29,181,863
Institutional Class	66,076	2,664,843	58,122	2,628,855
		$ 41,550,136		$ 45,613,800
Shares redeemed
Class A	(753,079)	$ (30,573,669)	(969,379)	$ (43,423,522)
Class B	(27,171)	(965,594)	(38,086)	(1,494,807)
Class C	(176,237)	(6,195,156)	(113,947)	(4,402,246)
Class S	(1,709,906)	(72,233,916)	(1,838,295)	(84,600,377)
Institutional Class	(235,504)	(9,741,669)	(493,198)	(22,991,207)
		$ (119,710,004)		$ (156,912,159)
Redemption fees		$ 1,256		$ 4,541
Net increase (decrease)
Class A	(192,085)	$ (8,105,339)	13,224	$ 402,844
Class B	(24,089)	(861,793)	(30,530)	(1,204,130)
Class C	(17,396)	(605,414)	112,490	4,538,795
Class R6	18,937	781,676	216*	10,000*
Class S	810,247	33,421,306	538,802	25,201,943
Institutional Class	(60,315)	(2,494,227)	123,701	5,645,410
		$ 22,136,209		$ 34,594,862

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and Shareholders of Deutsche Global Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Small Cap Fund (the "Fund"), the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, The Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 961.30	$ 957.60	$ 957.90	$ 962.60	$ 962.70	$ 963.10
Expenses Paid per $1,000*	$ 7.46	$ 11.20	$ 11.20	$ 5.74	$ 6.18	$ 5.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,017.59	$ 1,013.76	$ 1,013.76	$ 1,019.36	$ 1,018.90	$ 1,019.26
Expenses Paid per $1,000*	$ 7.68	$ 11.52	$ 11.52	$ 5.90	$ 6.36	$ 6.01

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Global Small Cap Fund	1.51%	2.27%	2.27%	1.16%	1.25%	1.18%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $30,212,000 as capital gain dividends for its year ended October 31, 2015.

For corporate shareholders, 19% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2015, qualified for the dividends received deduction.

The Fund paid distributions of $3.44 per share from net long-term capital gains during its year ended October 31, 2015.

For federal income tax purposes, the Fund designates $7,691,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Global Small Cap Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmarks in the one-, three- and five-year periods ended December 31, 2014. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund’s performance relative to its benchmark than some of the additional comparative data. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages an institutional account comparable to the Fund, but that Deutsche AWM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult. The Board noted that, in connection with the 2008 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee effective October 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX	KGDIX
CUSIP Number	25156A 106	25156A 205	25156A 304	25156A 403	25156A 601
Fund Number	083	283	383	2010	1483

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KGDZX
CUSIP Number	25156A 692
Fund Number	1610

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global small cap fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$69,414	$0	$0	$1,104
2014	$68,074	$0	$0	$1,613

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$1,104	$30,661	$0	$31,765
2014	$1,613	$63,439	$0	$65,052

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Small Cap Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015